Exhibit 32.2

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of JER Investors Trust Inc. (the “Company”) for the annual period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Tae-Sik Yoon, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ J. MICHAEL MCGILLIS
Date: March 31, 2008	Name: Title:	J. Michael McGillis Chief Financial Officer